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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                    FOR THE
                               OFFER TO EXCHANGE
           ALL OF ITS OUTSTANDING REMARKETED PAR SECURITIES, SERIES A
                                      FOR
                    ITS REMARKETED PAR SECURITIES, SERIES B
                      WHICH HAVE BEEN REGISTERED UNDER THE
                      SECURITIES AND EXCHANGE ACT OF 1933
                                       BY
                        IMPERIAL CREDIT CAPITAL TRUST I

     As set forth in the Prospectus dated ___________, 1997 (as the same may be amended from time to time, the "Prospectus"), of Imperial Credit Capital Trust I (the "Trust") under the caption "The Exchange Offer--Procedures for Tendering Old Securities and--Guaranteed Delivery Procedures," and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form, or one substantially equivalent hereto, must be used to accept the Company's offer (the "Exchange Offer") to exchange all of its outstanding Remarketed Par Securities Series A (the "Old Securities") for a like liquidation amount of the Trust's Remarketed Par Securities, Series B (the "New Securities") which have been registered under the Securities Act of 1933, as amended, pursuant to the Exchange Offer. If certificates for the Old Securities are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date. Such form may be delivered or transmitted by telegram, facsimile transmission, mail or hand delivery to Chase Trust Company of California (the "Exchange Agent"). This form may be delivered by an Eligible Institution by mail, facsimile or hand delivery to the Exchange Agent as set forth below. All capitalized terms used herein but not defined shall have the meanings ascribed to them in the Prospectus.

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 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
 _______________, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERED OLD SECURITIES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                     THE CHASE TRUST COMPANY OF CALIFORNIA

     By Hand/Overnight Courier/By Mail:               By Facsimile:
        c/o The Chase Manhattan Bank                 (212) 638-7380
          Attn:  Mr. Carlos Estevez
               55 Water Street                    Confirm by Telephone:
           Second Floor, Room #234                   (212) 638-0828
           New York, New York 10041

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

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

Ladies and Gentlemen:

     The undersigned hereby tenders to the Trust upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal, receipt of which is hereby acknowledged, the liquidation amount of Old Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Securities and--Guaranteed Delivery Procedures."

     The undersigned understands that tenders of Old Securities will be accepted only in liquidation amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Old Securities pursuant to the Exchange Offer may only be withdrawn prior to the Expiration Date and in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal Rights."

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.



                            PLEASE SIGN AND COMPLETE



Signature(s) of Registered Owner(s) or      Address:
Authorized Signatory:                               ---------------------------
                     -----------------      -----------------------------------
--------------------------------------      -----------------------------------
--------------------------------------      Area Code and Telephone No.:
Name(s) of Registered Holder(s):                                        -------
                                ------      -----------------------------------
--------------------------------------      Total Liquidation Amount Represented
--------------------------------------      by Book-Entry Old Note
Liquidation Amount of Old Securities        Certificate(s):
Tendered*:                                                 --------------------
          ----------------------------      -----------------------------------
--------------------------------------      If Old Securities will be delivered
Certificate No(s). of Old Securities        by book-entry transfer at The
(if available):                             Depository Trust Company, please
                                            provide the account number:
--------------------------------------
--------------------------------------
--------------------------------------      DTC Account No.:
                                                            -------------------

Date:
     ---------------------------------


* Must be in denominations of liquidation amount of $1,000 and any integral multiple thereof.

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

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     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Old Securities exactly as their name(s) appear on certificates for Old Securities or on a security position listing as the owner of Old Securities, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
               ----------------------------------------------------------------
               ----------------------------------------------------------------
               ----------------------------------------------------------------
Capacity:
               ----------------------------------------------------------------
Address(es):
               ----------------------------------------------------------------
               ----------------------------------------------------------------
               ----------------------------------------------------------------

DO NOT SEND CERTIFICATES FOR OLD SECURITIES WITH THIS FORM. CERTIFICATES FOR OLD SECURITIES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.
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                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank company having an office or a correspondent in the United States hereby (i) represents that each holder of Old Securities on whose behalf this tender is being made "own(s)" the Old Securities tendered hereby within the meaning of Rule 14e-14 under the Securities Exchange Act of 1934, as amended, (ii) represents that such tender of Old Securities complies with such Rule 14e-14, and (iii) guarantees that, within three (3) New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with certificates representing the Old Securities tendered hereby in proper form or transfer (or confirmation of the book-entry of such Old Securities into the Depositary's account at a Book-Entry Facility, pursuant to the procedure for book-entry set forth in the Prospectus under the caption "The Exchange Offer-- Procedures for Tendering Old Securities and--Book-Entry Transfer," and required documents will be deposited by the undersigned with the Depositary.


Name of                                              Authorized Signature
Firm:
Address:                                    Name:
                                            Title:
Area Code and Telephone No.:                Date:

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